Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), is made and entered into as of the 17th of February, 2015, by and between the individual holders set forth under Exhibit A hereto (“Seller”) and Smash Solutions LLC (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller is the owner and holder of 5,000,000 shares of restricted common stock (“Common Stock”) of Maxima Group, Inc., a Nevada corporation (the “Company”);

WHEREAS, Seller proposes to sell to Purchaser an aggregate of 5,000,000 shares of the Company’s Common Stock (the “Purchased Shares”), on the terms set forth herein;

WHEREAS, the parties hereto desire to make certain representations, warranties and agreements in connection with the proposed purchase and sale of Purchased Shares and to set forth various conditions to the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises, representations and warranties and mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto, intending to be legally bound, hereby agrees as follows:

ARTICLE 1 PURCHASE AND SALE; CLOSING

1.1 Purchase and Sale. In reliance upon the representations and warranties and subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer and deliver to Purchaser, and Purchaser hereby agrees to purchase from Seller, the Purchased Shares at the Closing at the purchase price of $0.05691 par value per Purchased Share (the “Per Share Purchase Price”), representing an aggregate amount of $ 284,550.00 (the “Purchase Price”).

1.2 Closing. The Closing of the purchase and sale of the Purchased Shares (the “Closing”) shall take place on the date hereof (the “Closing Date”), or such other date mutually agreed to by the parties hereto.

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows:

2.1 Authority; Enforceability; Non-Contravention. Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by Seller hereunder, to consummate the transactions hereby contemplated, and to take all other actions required to be taken by such party pursuant to the provisions hereof. This Agreement and all other documents required to be executed and delivered by Seller have been duly, or will when executed and delivered be duly, executed and delivered by Seller, and constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms. Neither the execution nor the delivery of this Agreement or any other documents required to be executed and delivered by Seller hereunder or the consummation of the transactions contemplated hereby (a) conflicts with, violates or causes a default under any organizational document of the Company or any agreement, judgment, license, order or permit applicable to or binding upon Seller, including, without limitation, any shareholders agreement, voting agreement, right of first refusal agreement or similar agreement concerning the Purchased Shares, (b) results in the acceleration of any indebtedness owed by Seller or the Company, or (c) results in or requires the creation of any Lien upon the Purchased Shares, or any assets or properties of Seller or the Company. No consent, approval, authorization or order of, and no notice to or filing with, any tribunal or third party is required in connection with the execution, delivery or performance by Seller of this Agreement, the transfer and sale of the Purchased Shares or the consummation by Seller of the transactions contemplated hereby. Neither the execution nor the delivery of this Agreement (i) constitutes any violation or breach of, or gives any other Person any rights (including any right of acceleration, termination or cancellation) under, any document or agreement to which the Company is a party; (ii) constitutes a violation of any Order or Applicable Law that Seller, Seller's assets, or the Company’s assets are bound by or subject to.

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2.2 Purchased Shares. Immediately prior to and at the Closing, Seller shall be the sole and lawful owner of the Purchased Shares. On the Closing Date, Seller shall hold, and transfer to Purchaser, the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character. Seller has full record and beneficial ownership of the Purchased Shares. There are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the Company, Seller or any other Person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to Purchased Shares or the ownership thereof.

2.3 Compliance With Laws. To the best of Seller’s Knowledge, the Company has complied with all Applicable Law and Orders of any Governmental Authority having jurisdiction over it or its operations, including, but not limited to, all rules or regulations regulating, if applicable, the Company's business operations and the offers of the Company’s securities, and (b) the Company's Registration Statement on Form S-1 (registration statement no. 333-193-500, the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”) and will, if the Purchased Shares are to be transferred in reliance upon the Registration Statement, on the Closing Date, remain in effect to permit the transfer of the Purchased Shares by Seller to Purchaser thereunder. No additional filings, consents or approvals from any Person or Governmental Authority (including, without limitation, any filings under the securities laws of any country, territory, state or locality) are necessary or required to effect the sale of the Purchased Shares by Seller to Purchaser. The Purchased Shares shall be issued to Purchaser either pursuant to the Registration Statement or pursuant to Section 4(1) of the Securities Act of 1933, as amended (the “Securities Act”), without any restrictive legend or stop transfer notations or orders.

2.4 Status of Seller. Seller is not an “underwriter” (as such term is defined in Section 2(11) of the Securities Act) of any securities of the Company.

2.5 Finder’s Fees. Seller has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

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2.6 Further Representation. No representation or warranty of Seller contained in this Agreement contains any untrue statement of, or omits to state, a material fact necessary in order to make the statements made herein, in light of the circumstances under which they are made, not misleading.

2.7 Other Agreements. Other than this Agreement, Seller is not a party to any contract or agreement of any kind or nature whatsoever which will be enforceable against Purchaser after the closing of the transactions contemplated hereby. The Company is not subject to any contract or agreement except as has been publicly filed with the SEC.

2.8 SEC Documents. The Company has filed with the SEC all reports, statements, schedules and other documents (collectively, the “SEC Documents”) required to be filed by it pursuant to the Securities Act of 1933, as amended from time to time (the “Securities Act”), and the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, except that certain current reports may not have been timely filed. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except (a) as may be indicated in the notes to the Financial Statements or (b) in the case of the unaudited interim statements, as permitted by Form 10-Q under the Exchange Act, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated and consolidating financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments and footnotes).

2.9 No Undisclosed Liabilities. Except as set forth in the Financial Statements filed with the SEC prior to the Closing Date, the Company has no liabilities, whether absolute, contingent or otherwise, other than (x) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, or (y) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements, which liabilities and obligations referred to in clauses (x) and (y), individually or in the aggregate, are not material to the financial condition or operating results of the Company. Seller or the Company has provided to Purchaser a copy of all Financial Statements and all internal corporate financial statements, balance sheets, operating statements and similar financial records and related work papers, whether used in the preparation of the Financial Statements or in the ordinary course of the Company’s business.

2.10 Capitalization. The capitalization of the Company (on a fully diluted basis) as of the Closing Date is set forth under Exhibit B hereto. All outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance in all material respects with applicable federal and state laws governing the issuance of securities. The Company has (a) no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, (b) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock, (c) no shares of its capital stock reserved for issuance, and (d) no agreements or other commitments of any nature whatsoever relating to preferential rights or voting rights of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock.

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2.11 No Legal Proceedings. There is no litigation, proceeding or investigation pending or, to Sellers’ knowledge, threatened against the Company that may affect the business, property, assets, condition (financial or otherwise) or prospects of the Company or that seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement. To the best of Seller’s Knowledge, neither the Company nor any of its agents have infringed upon or otherwise violated, or is infringing upon or otherwise violating, the intellectual property of any third party.

2.12 No Material Adverse Change. Since the date of the most recent SEC Documents, the business of the Company has been operated in the ordinary course and substantially consistent with past practice, and there has not been any material and adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller that as of the date hereof:

3.1 Authority; Enforceability. Purchaser has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by such Purchased Shares hereunder, to consummate the transactions hereby contemplated, and to take all other actions required to be taken by Purchaser pursuant to the provisions hereof. This Agreement and all other documents required to be executed and delivered by Purchaser have been duly executed and delivered by Purchaser and constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms.

3.2 Finder’s Fees. Purchaser has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3.3 Further Representation. No representation or warranty of Purchaser contained in this Agreement contains any untrue statement of, or omits to state, a material fact necessary in order to make the statements made herein, in light of the circumstances under which they are made, not misleading.

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ARTICLE 4 DELIVERIES BY THE PARTIES

The parties hereto hereby deliver the following documents.

4.1 Seller Documents. At the Closing, Seller will deliver or cause to be delivered to Purchaser (i) a fully executed copy of this Agreement; (ii) certificates representing the Purchased Shares registered in Purchaser's name without any restrictive legend, and transferring to Purchaser good title to the Purchased Shares, free and clear of all liens; (iii) copies of a letter of resignation from each Seller with respect to all officer and director positions held by such Seller, to be effective concurrent with the Closing; and (iv) all material books and records of the Company, including without limitation the accounting books, records and documents of the Company.

4.2 Purchaser Documents. At the Closing, Purchaser will deliver to Seller a fully executed copy of this Agreement and the Purchase Price.

ARTICLE 5 CONDITIONS PRECEDENT TO PURCHASERS’ OBLIGATION TO CLOSE

Purchaser's obligation to purchase the Purchased Shares and to take the other actions required to be taken by Purchaser at the Closing is subject to the satisfaction, at or prior to Closing, of each of the following conditions (any of which may be waived by Purchaser, in whole or in part):

5.1 Confirmation from Transfer Agent. Purchaser shall have received written confirmation from the escrow agent that the Company’s transfer agent has received all documents necessary to register the transfer of all of the Purchased Shares to Purchaser and to reissue one or more stock certificates to Purchaser representing the Purchased Shares in the name of Purchaser or purchasers assigns and deliver these certificates to the escrow agent.

5.2 Accuracy of Representations; Performance. Each of Seller's representations and warranties in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as if made on the Closing Date. Seller and the Company shall have performed and complied with, in all material respects, all covenants, obligations and agreements required by this Agreement to be so performed or complied with by Seller on or prior to the Closing Date.

5.3 Election to Proceed. Purchaser shall have elected, in its discretion, to consummate the acquisition of the Purchased Shares.

5.4 No Indebtedness. The Company shall not owe any money to any person or entity.

ARTICLE 6 TERMINATION

6.1 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual consent of Purchaser and Seller if the Closing has not occurred on or before March 6th, 2015.

6.2 Effect of Termination. In the event of the termination of this Agreement and abandonment of the Transactions, this Agreement shall terminate and the parties shall have no liabilities or obligations to each other hereunder; provided that nothing contained herein shall relieve any party of liability for fraud or willful breach of this Agreement.

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ARTICLE 7 SURVIVAL OF REPRESENTATIONS AND INDEMNIFICATION

7.1 Representations to Survive Closing. The representations and warranties of Seller and Purchaser contained herein or in any document furnished pursuant hereto shall survive the Closing of the Transaction. Each party acknowledges and agrees that, except as expressly set forth in this Agreement or any closing document, no party has made (and no party is relying on) any representation or warranties of any nature, express or implied, regarding any or relating to any of the transactions contemplated by this Agreement.

7.2 Indemnification. Seller hereby agrees to indemnify, defend and hold Purchaser and Purchaser's respective directors, officers, employees, fiduciaries, attorneys, agents and affiliates, and each other person, if any, who controls such persons, harmless against any claims, actions, suits, proceedings, investigations, losses, expenses, damages, obligations, liabilities, judgments, fines, fees, costs and expenses (including costs and reasonable attorneys’ fees) and amounts paid in settlement of any pending, threatened or completed claim, action, suit, proceeding or investigation (collectively “Loss” or “Losses”) which arise or result from or are related to (i) any breach or failure of Seller to perform any of his or her covenants or agreements set forth herein or in any documents delivered at Closing or (ii) the inaccuracy of any representation or warranty made by Seller contained herein or in any documents delivered at Closing.

8 Enforcement of Indemnification Rights.

8.1 Notification. Any person or entity seeking enforcement of indemnification rights hereunder shall notify each potentially liable person or entity of (a) any payment made in respect of any liability, obligation or claim to which the foregoing indemnity applies, (b) any Loss which such person or entity may sustain or incur, to which the foregoing indemnity relates, and (c) any claim made or suit filed against such person or entity or this Agreement. Such notification shall include a specific demand for indemnification and defense if such person or entity wishes to assert his or its indemnification rights hereunder.

8.2 Disputes. If there is any dispute as to the right to indemnification and defense hereunder, the disputing party shall give the other party written notice of such dispute, specifying in detail the basis of the dispute, not later than 20 days after receipt of demand for indemnification.

8.3 Time Limit. If there is no dispute as to the right to indemnification with respect to any such demand within such 20 day period, or upon resolution of any such dispute by the parties or by a court, the person or entity entitled to indemnification shall be promptly paid the amount of such demand, the amount agreed to by the parties or the amount ordered by a court.

8.4 Litigation Procedure. If a party entitled to be indemnified pursuant to this Article 8 notifies the other party of the commencement of an action against it, the party obligated to provide indemnification will be entitled, at his or its own expense, to (a) participate in, and (b) except in the case of a claim that relates to a tax liability, assume the defense of the action. If the indemnifying party wishes to assume the defense of that action, counsel selected by the indemnifying party shall be reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate in all reasonable respects, at its cost and expense, with the indemnifying party and such counsel in the investigation and defense of such action and any appeal arising therefrom. After the indemnifying party shall notify the indemnified party of its election to assume the defense of any such action, the indemnifying party will not be liable to the indemnified party under this Article 8 for any legal fees or other expense subsequently incurred by the indemnified party in connection with the defense thereof. Even if the indemnifying party should assume the defense of any such actions, the indemnified party shall have the right at its expense to participate in the defense thereof. If the indemnifying party assumes the defense of any such actions, it shall not settle or otherwise compromise any such action without the prior written consent of the indemnified party. If the indemnifying party should fail or refuse to assume the defense of any such action, the indemnifying party shall jointly and severally reimburse the indemnified party for the fees and expenses of counsel engaged by it to defend that action.

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8.5 Remedies Cumulative. Persons or entities entitled to indemnification hereunder shall be entitled to such indemnification from time to time and shall be entitled to rely upon one or more provisions of this Agreement without waiving its right to rely upon any other provisions at the same time or any other time.

ARTICLE 9 DEFINITIONS

9.1 Definitions. The terms used in this Agreement have the respective meanings specified or referred to in this Article 7:

“Applicable Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, act, constitution, ordinance, code, treaty, rule, regulation or guideline applicable to or against the Company, Seller or Purchaser.

“Close” or “Closing” means the consummation of the Transactions as provided for in Section 1.2.

“Closing Date” means the date on which the Closing shall occur as provided for in Section 1.2.

“Governmental Authority” means any federal, state, local, municipal, foreign or other government or any federal, state or local regulatory authority.

“Lien” means liens, encumbrances, mortgages, pledges, security interests, restrictions and charges of any kind or character.

“Order” means any order, judgment, injunction, or ruling issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator as to which Purchaser or Seller is a party.

“Party” means Purchaser or Seller, as applicable.

“Person” means any individual, corporation, partnership, joint venture, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or other entity or Governmental Authority.

“Proceeding” means any suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding).

“Seller’s Knowledge” means the actual knowledge, after due inquiry, of Germans Salihovs, as sole officer and director of the Company.

“Transaction” means the purchase and sale of the Purchased Shares.

9.2 Defined Terms. In this Agreement, all definitions shall be equally applicable to both the singular and the plural forms.

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ARTICLE 10 MISCELLANEOUS

10.1 Expenses of the Transaction. Each of Purchaser and Seller agrees to pay its own fees and expenses in connection with this Agreement and the transactions hereby contemplated, except as otherwise provided herein.

10.2 Further Assurances. Each of Purchaser and Seller agrees that it will, at any time and from time to time after the Closing Date, upon the request of the other party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required from time to time in order to effectuate the provisions and purposes of this Agreement. Each party shall consult with the other in connection with the foregoing and shall use all reasonable commercial efforts to take any steps as may be necessary in order to obtain any consents, approvals, permits or authorizations, or make filings, required in connection with the transactions contemplated hereby and the Agreement.

10.3 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered personally or by private courier, (b) when actually delivered by registered United States mail, return receipt requested, or (c) when sent by telecopy (provided, however, that, it is telephonically or electronically confirmed), addressed as follows:

If to Seller:

Germans Salihovs

Address:

Email:

If to Purchaser:

Smash Solutions LLC

Attention Jerry J. Ulrich, CEO

10757 S. Riverfront Parkway, Suite 275

South Jordan, UT 84095;

or such other address as such party may indicate by a notice delivered to the other parties hereto in the manner herein provided.

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10.4 No Modification Except in Writing. This Agreement shall not be changed, modified, or amended except by a writing signed by the party to be charged and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to which performance is to be rendered.

10.5 Entire Agreement. This Agreement sets forth the entire agreement and understanding, and supersedes all prior agreements and understandings, among the parties as to the subject matter hereof.

10.6 Severability. If any provision of this Agreement or the application of any provision hereof to any person or in any circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected unless the provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

10.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties. Any purported assignment contrary to the terms of this Agreement shall be void.

10.8 Publicity; Announcements. Except to the extent required by law, prior to the Closing Date, all publicity related to the transactions contemplated hereby shall be subject to the mutual approval of Purchaser and Seller, provided, Purchaser and Seller, shall be entitled to disclose the transactions contemplated hereby without the prior approval of the other, but with prior notice to the other, to the extent reasonably necessary for Purchaser and Seller, to comply with applicable securities laws.

10.9 Choice of Law. This Agreement shall be deemed to have been made in, and shall be construed in accordance with the laws of the State of California, and its validity, construction, interpretation and legal effect shall be governed by the laws of the State of California applicable to contracts entered into and performed entirely therein.

10.10 Captions; Construction. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof. All uses of the term “including” shall be construed as descriptive and not a limitation of the item described. All words used herein shall be construed to be of such gender as the circumstances require.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

PURCHASER:

Smash Solutions LLC

By: /s/ Jerry J. Ulrich

Name: Jerry J. Ulrich

Title: Chief Executive Officer

SELLER:

/s/ Germans Salihovs

Printed Name: Germans Salihovs

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Exhibit A

List of Selling Stockholders

Name of Selling Shareholder	Shares of Restricted Common Stock (#)	Purchase Price ($)
Germans Salihovs	5,000,000	$284,550.00

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